GREEN C CORPORATION

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Green C Corporation

Opinion on the Financial Statements

I have audited the accompanying balance sheet of Green C Corporation (the “Company”) as of July 31, 2018 and the related statement of operations, stockholders’ equity, and cash flows for the period December 21, 2017 (inception) to July 31, 2018, and the related notes (collectively referred to as the “financial statements”). In my opinion, the financial statements present fairly, in all material respects, the financial position of Green C Corporation as of July 31, 2018 and the results of its operations and cash flows for the period December 21, 2017 (inception) to July 31, 2018 in conformity with accounting principles generally accepted in the United States.

Explanatory Paragraph – Going Concern

The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company’s present financial situation raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to this matter are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on the Company’s financial statements based on my audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

I conducted my audit in accordance with the standards of the PCAOB. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. As part of my audit I am required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, I express no such opinion.

My audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. My audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. I believe that my audit provides a reasonable basis for my opinion.

/s/ Michael T. Studer CPA P.C.
Michael T. Studer CPA P.C.

Freeport, New York

November 14, 2018

I have served as the Company’s auditor since 2018.

F-2

GREEN C CORPORATION

BALANCE SHEET

July 31, 2018

ASSETS
CURRENT ASSETS
Cash	$21,376
Total current assets	21,376

OTHER ASSETS
Pharmedica Exclusive License Agreement cost (less accumulated amortization of $ 1,918)	98,082
Total other assets	98,082

Total assets	$119,458

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Loans payable to related parties	$100,783
Income tax payable	2,456
Total current liabilities and total liabilities	103,239

STOCKHOLDERS’ EQUITY
Preferred stock; Unlimited shares authorized, no par value, as of July 31, 2018 , there are no shares outstanding	-
Common stock; Unlimited shares authorized, no par value, as of July 31, 2018, there are 100 shares Class A outstanding	-
Additional paid-in capital	-
Retained earnings	16,219

Total stockholders’ equity	16,219
Total liabilities and stockholders’ equity	$119,458

The accompanying notes are an integral part of these financial statements.

F-3

GREEN C CORPORATION

STATEMENT OF OPERATIONS

For the period December 21, 2017 (inception ) to July 31, 2018

Revenue:
Gross profit on product transactions (Note D)	$86,898
Consulting fees from related party	8,477
Total revenue	95,375

Operating Expenses:
Officer compensation	80,000
Amortization of Pharmedica Exclusive License Agreement cost	1,918
Foreign exchange loss	152
Other operating expenses	533
Total operating expenses	82,603

Income from operations	12,772

Other income (expenses):
Interest income	5,903
Total other income (expenses)- net	5,903

Income before provision for income taxes	18,675
Provision for income taxes	2,456

Net income	$16,219

Basic and diluted earnings per Class A common share	$162.19

Weighted average Class A common shares outstanding-basic and diluted	100

The accompanying notes are an integral part of these financial statements.

F-4

GREEN C CORPORATION

STATEMENT OF STOCKHOLDERS’ EQUITY

For the period December 21, 2017 (inception) to July 31, 2018

	Class A Common Stock		Additional Paid in	Retained
	Shares	Amount	Capital	Earnings	Total
Balance at December 21, 2017	-	$-	$-	$-	$-
Issuance of Class A common stock to entity controlled by Company Chief Executive Officer for initial organization of the Company	100	-	-	-	-
Net income for the period December 21, 2017 (inception) to July 31, 2018				16,219	16,219
Balance at July 31, 2018	100	$-	$-	$16,219	$16,219

The accompanying notes are an integral part of these financial statements.

F-5

GREEN C CORPORATION

STATEMENT OF CASH FLOWS

For the period December 21, 2017 (inception) to July 31, 2018

OPERATING ACTIVITIES
Net income	$16,219
Adjustments to reconcile income to net cash provided by operating activities:
Amortization of Pharmedica Exclusive License Agreement cost	1,918
Changes in operating assets and liabilities:
Income tax payable	2,456
Net cash provided by operating activities	20,593

INVESTING ACTIVITIES
Loan to third party	(296,043)
Repayment of loan to third party	296,043
Net cash used in investing activities	-

FINANCING ACTIVITIES
Proceeds from loan payable to related party	783

Net cash provided by financing activities	783

NET INCREASE IN CASH	21,376

CASH BALANCE, BEGINNING OF PERIOD	-

CASH BALANCE, END OF PERIOD	$21,376

Supplemental Disclosures of Cash Flow Information:
Interest paid	$-
Income tax paid	$-

Non-cash investing and financing activities:
Payment from related party to licensor of Pharmedica Exclusive License Agreement (Note F)	$100,000

The accompanying notes are an integral part of these financial statements

F-6

GREEN C CORPORATION

NOTES TO THE FINANCIAL STATEMENTS

For the period December 21, 2017 (inception) to July 31, 2018

NOTE A – NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Green C Corporation (the “Company”) was incorporated on December 21, 2017 under the laws of the Province of Ontario Canada with its principal place of business at 1 Whitehorse Road, Unit 16, North York, Ontario. The Company’s current business plan is to commercialize the technology described in the succeeding paragraph.

On June 21, 2018 (see Note F), the Company executed an Exclusive License Agreement with Pharmedica, Ltd. (“Pharmedica”), an Israeli company, to exploit certain Pharmedica intellectual property for the development and distribution of a certain Licensed Product involved in the transmucosal delivery of medicinal or recreational cannabis.

On July 31, 2018, The Greater Cannabis Company, Inc. (“GCAN”) acquired 100% of the capital stock of the Company pursuant to a Share Exchange Agreement dated July 31, 2018.

Basis of Presentation

The accompanying audited financial statements are expressed in United States dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. At November 12, 2018, the Company has no cash and no current sources of revenue or financing. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

The Company plans on obtaining financing from The Greater Cannabis Company, Inc. (“GCAN”), its parent Company since July 31, 2018. However, there is no assurance that such financing will be obtained.

Cash and Cash Equivalents

Investments having an original maturity of 90 days or less that are readily convertible into cash are considered to be cash equivalents. For the period presented, the Company had no cash equivalents.

The Company’s cash ($21,376 at July 31, 2018) was held in two accounts (one denominated in United States dollars and one denominated in Canadian dollars) with a Canadian bank not insured by FDIC.

Income Taxes

In accordance with Accounting Standards Codification (ASC) 740 - Income Taxes, the provision for income taxes is computed using the asset and liability method. The asset and liability method measures deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to the differences between the tax basis of assets and liabilities and their reported amounts on the financial statements. The resulting deferred tax assets or liabilities are adjusted to reflect changes in tax laws as they occur. A valuation allowance is provided when it is more likely than not that a deferred tax asset will not be realized.

F-7

We expect to recognize the financial statement benefit of an uncertain tax position only after considering the probability that a tax authority would sustain the position in an examination. For tax positions meeting a “more-likely-than-not” threshold, the amount to be recognized in the financial statements will be the benefit expected to be realized upon settlement with the tax authority. For tax positions not meeting the threshold, no financial statement benefit is recognized. As of July 31, 2018, we had no uncertain tax positions. We recognize interest and penalties, if any, related to uncertain tax positions as general and administrative expenses. To date, we have not had any income tax examinations and we have not incurred any interest or tax penalties.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Financial Instruments and Fair Value of Financial Instruments

We follow ASC Topic 820, Fair Value Measurements and Disclosures, for assets and liabilities measured at fair value on a recurring basis. ASC Topic 820 establishes a common definition for fair value to be applied to existing US GAAP that requires the use of fair value measurements that establishes a framework for measuring fair value and expands disclosure about such fair value measurements.

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Additionally, ASC Topic 820 requires the use of valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. These inputs are prioritized below:

Level 1:	Observable inputs such as quoted market prices in active markets for identical assets or liabilities
Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data
Level 3:	Unobservable inputs for which there is little or no market data, which require the use of the reporting entity’s own assumptions.

The carrying value of financial assets and liabilities recorded at fair value is measured on a recurring or nonrecurring basis. Financial assets and liabilities measured on a recurring basis are those that are adjusted to fair value each time a financial statement is prepared. Financial assets and liabilities measured on a non-recurring basis are those that are adjusted to fair value when a significant event occurs. We had no financial assets or liabilities carried and measured on a recurring or nonrecurring basis during the reporting period.

Long-lived Assets

Long-lived assets such as property and equipment and intangible assets are periodically reviewed for impairment. We test for impairment losses on long-lived assets used in operations whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Recoverability of an asset to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the asset. If such asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value. Impairment evaluations involve management’s estimates on asset useful lives and future cash flows. Actual useful lives and cash flows could be different from those estimated by management which could have a material effect on our reporting results and financial positions. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

F-8

Pharmedica Exclusive License Agreement cost

The Pharmedica Exclusive License Agreement is carried at cost less accumulated amortization. Amortization is calculated using the straight line method over the license’s estimated economic life of five years.

Related Parties

A party is considered to be related to us if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with us. Related parties also include our principal owners, our management, members of the immediate families of our principal owners and our management and other parties with which we may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties, or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests, is also a related party.

Revenue Recognition

Revenue from product sales is recognized when all of the following criteria are met: (1) persuasive evidence of an arrangement exists, (2) the price is fixed or determinable, (3) collectability is reasonably assured, and (4) delivery has occurred.

Advertising Costs

Advertising costs are expensed as incurred. For the period presented, we had no advertising costs.

Earnings per Share

We compute earnings (loss) per share in accordance with FASB ASC 260. The ASC specifies the computation, presentation and disclosure requirements for earnings (loss) per share for entities with publicly held common stock.

Basic earnings per share amounts is computed by dividing the net income by the weighted average number of common shares outstanding. Diluted net earnings per common share is computed on the basis of the weighted average number of common shares and dilutive securities (such as stock options, warrants and convertible securities) outstanding.

Recently Enacted Accounting Standards

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers, which supersedes nearly all prior revenue recognition guidance under U.S. GAAP. The core principle of ASU 2014-09 is to recognize revenues when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled for those goods or services. The standard is effective for annual periods beginning after December 15, 2017. ASU 2014-09 has had no impact on our financial statements for the period presented.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), to provide guidance on recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements, specifically differentiating between different types of leases. The core principle of Topic 842 is that a lessee should recognize the assets and liabilities that arise from all leases. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee have not significantly changed from previous US GAAP. There continues to be a differentiation between finance leases and operating leases. However, the principal difference from previous guidance is that the lease assets and lease liabilities arising from operating leases should be recognized in the balance sheet. The accounting applied by a lessor is largely unchanged from that applied under previous GAAP. The amendments will be effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, and early adoption is permitted. In transition, lessees and lessors are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. The modified retrospective approach includes a number of optional practical expedients that entities may elect to apply. These practical expedients relate to the identification and classification of leases that commenced before the effective date, initial direct costs for leases that commenced before the effective date, and the ability to use hindsight in evaluating lessee options to extend or terminate a lease or to purchase the underlying asset. An entity that elects to apply the practical expedients will, in effect, continue to account for leases that commence before the effective date in accordance with previous US GAAP unless the lease is modified, except that lessees are required to recognize a right-of-use asset and a lease liability for all operating leases at each reporting date based on the present value of the remaining minimum rental payments that were tracked and disclosed under previous US GAAP. The Company is currently evaluating the impact of ASU 2016-02 on its future financial statements.

F-9

In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, to clarify the implementation guidance on principal versus agent considerations and address how an entity should assess whether it is the principal or the agent in contracts that include three or more parties. The effective date for these amendments is the same as the effective date of ASU 2014-09 (discussed above). ASU 2016-08 has had no impact on our financial statements for the period presented.

In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, to clarify the following two aspects of Topic 606: 1) identifying performance obligations, and 2) the licensing implementation guidance. The effective date for these amendments is the same as the effective date of ASU 2014-09 (discussed above). ASU 2016-10 has had no impact on our financial statements for the period presented.

NOTE B - LOANS PAYABLE TO RELATED PARTIES

Loans payable to related parties consist of:

Loan from Elisha Kalfa, Company Chief Executive Officer	$783
Loan from 2591028 Ontario Limited (“259”), a business entity controlled by Elisha Kalfa, Company Chief Executive Officer, in connection with 259’s June 26, 2018 payment to Licensor of the Pharmedica Exclusive License Agreement see (Note F)	100,000

Total	$100,783

The loans are non-interest bearing and are due on demand.

NOTE C - ISSUANCES OF COMMON STOCK

On December 21, 2017, the Company issued 100 shares of Class A common stock to 2490585 Ontario, Inc., an entity controlled by the Company Chief Executive Officer, for the initial organization of the Company.

On July 31, 2018, the issued and outstanding 100 shares of Class A common stock was transferred to The Greater Cannabis Company, Inc. (“GCAN”) pursuant to a Share Exchange Agreement dated July 31, 2018.

NOTE D – GROSS PROFIT ON PRODUCT TRANSACTIONS

In February 2018, the Company sold certain bitcoin mining rig machines to a North Carolina based third party entity for $2,929,000. Also in February 2018, the Company sold additional bitcoin mining rig machines to another North Carolina based third party entity for $ 1,720,000. The Company’s supplier of the products in these two transactions was Focus Global Supply (“FGS”), a business entity controlled by Elisha Kalfa, Company Chief Executive Officer.

The Company paid FGS a total of $ 4,517,000 for these machines. Net of a total of $ 59,000 commissions paid to a third party finder, the Company recognized a gross profit of $72,912 from these two sales.

In June 2018, the Company sold certain telecommunications parts to a China based third party entity for a total of $111,147. The Company’s supplier of the products in these transactions was an Italy based third party entity which was paid $111,127 for these products. Including $13,965 commissions received from NFW Marketing, Inc., an entity affiliated with Elisha Kalfa, the Company’s Chief Executive Officer, the Company recognized a gross profit of $13,986 from this transaction.

F-10

NOTE E - INCOME TAXES

The Company is subject to Province of Ontario and Canada federal income taxes.

NOTE F - COMMITMENTS AND CONTINGENCIES

Pharmedica Exclusive License Agreement

On June 21, 2018, the Company executed an Exclusive License Agreement with Pharmedica, Ltd. (“Pharmedica”), an Israeli company, to exploit certain Pharmedica intellectual property for the development and distribution of a certain Licensed Product involved in the transmucosal delivery of medicinal or recreational cannabis. The agreement provides for the Company’s payments to Pharmedica of a $100,000 license fee (which was paid by 2591028 Ontario Limited on June 26, 2018 (see Note B) and annual royalties at a rate of 5% of the Net Sales of the Licensed Product subject to a Mininum Annual Royalty of $50,000. The agreement also provides for certain milestones to be accomplished by the Company in order for the company to retain the license. The Company and Pharmedica each may terminate the agreement upon the occurrence of a material breach by the other party of its obligations under the agreement and such other party’s failure to remedy such breach to the reasonable satisfaction of the other party within thirty (30) days after being requested in writing to do so.

NOTE G – SUBSEQUENT EVENTS

In August 2018, the Company paid a total of $21,376 to the Chief Executive Officer Elisha Kalfa and closed its bank accounts. Of the $21,376, $783 will be treated as a repayment of the loan payable to him at July 31, 2018 and $ 20,593 will be treated as officer compensation.

F-11